UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 17, 2011

Dr Pepper Snapple Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33829	98-0517725
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5301 Legacy Drive, Plano, Texas		75024
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	972-673-7300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On November 17, 2011, Dr Pepper Snapple Group, Inc. (the "Company") issued a press release announcing that David E. Alexander has joined the Company's Board of Directors effective today. Mr. Alexander was designated as a Class I director and will stand for re-election at the annual stockholder's meeting occurring on May 17, 2012.

Mr. Alexander, 58, retired earlier this year from Ernst & Young LLP, where he held various positions of increasing responsibility over a 36-year career. Most recently, he was vice chairman and Southwest Region managing partner, as well as a member of the firm’s Americas and U.S. Executive Boards and Global Management Group. Mr. Alexander currently serves as a national trustee on the board of Boys & Girls Clubs of America. In addition, he is a board member of the American Heart Association and serves on the executive leadership team for the organization’s Côtes du Coeur fund-raising event, which he will chair in 2012-2013. He is also a member of the executive board of Southern Methodist University’s Cox Business School and has served as a member of the Greater Dallas Chamber Executive Committee.

As a non-management member of the Company's Board of Directors, in remuneration for his services, Mr. Alexander will receive an annual retainer of $100,000 and an award for restricted stock units equal to $100,000. Mr. Alexander will receive a pro-rated retainer of $25,000 and a pro-rated award for restricted stock units equal to $25,000 in remuneration for his services in 2011.

There are no arrangements or understandings known to the Company between Mr. Alexander and any other person pursuant to which he was elected as a director. There are no transactions in which Mr. Alexander has an interest requiring disclosure under Item 404(a)of Regulation S-K of the Securities Act of 1933, as amended.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01 Other Events.

On November 17, 2011, the Company issued a press release announcing that its Board of Directors (i) declared a dividend of $0.32 per share on the common stock of the Company, payable in U.S. dollars on January 6, 2012, to the stockholders of record at the close of business on December 19, 2011 and (ii)authorized the repurchase of an additional $1 billion of the Company’s common stock.

A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 --Dr Pepper Snapple Group, Inc. Press Release dated November 17, 2011--"Dr Pepper Snapple Group Adds David Alexander to Board of Directors".

99.2 -- Dr Pepper Snapple Group, Inc. Press Release dated November 17, 2011--"Dr Pepper Snapple Group Declares Quarterly Dividend and Authorizes Additional $1 Billion Share Repurchase Program".

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dr Pepper Snapple Group, Inc.

November 17, 2011	By:	James L. Baldwin

Name: James L. Baldwin
Title: Executive Vice President & General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Dr Pepper Snapple Group, Inc. Press Release dated November 17, 2011--"Dr Pepper Snapple Group Adds David Alexander to Board of Directors".
99.2	Dr Pepper Snapple Group, Inc. Press Release dated November 17, 2011--"Dr Pepper Snapple Group Declares Quarterly Dividend and Authorizes Additional $1 Billion Share Repurchase Program".